UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

Diameter Credit Company

(Exact name of Registrant as specified in its charter)

Delaware	814-01510	88-1389797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 29th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 655-1419

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2025, Diameter Credit Company Holdings LLC (“DCC Holdings”), a wholly owned subsidiary of Diameter Credit Company, a Delaware statutory trust (the “Company”), entered into Amendment No. 2 (“Amendment No. 2”) to its Credit and Security Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the Amendment No. 1 to Credit and Security Agreement, dated as of May 22, 2024, the “Secured Credit Facility”), dated as of January 10, 2024, by and among DCC Holdings, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Citibank, N.A. (acting through its Agency and Trust division), as collateral agent and custodian, and Siepe, LLC, as collateral administrator.

Amendment No. 2 amends the Secured Credit Facility to, among other things, (i) reduce the interest rate charged under the Secured Credit Facility to (x) prior to the Commitment Termination Date, the applicable reference rate plus a spread of 2.20% and (y) following the Commitment Termination Date, the applicable reference rate plus a spread of 2.70%, (ii) increase the maximum commitment to $300,000,000 and (iii) amend the accordion provision to permit increases to the maximum commitment up to an aggregate amount of $500,000,000.

The foregoing description of Amendment No. 2 to the Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 to the Secured Credit Facility, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1

Amendment No. 2, dated as of January 14, 2025, to the Credit and Security Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the Amendment No. 1 to Credit and Security Agreement, dated as of May 22, 2024), dated as of January 10, 2024, among Diameter Credit Company Holdings LLC, as borrower, Diameter Credit Company, as collateral manager and equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Citibank, N.A. (acting through its Agency and Trust division), as collateral agent and custodian, and Siepe, LLC, as collateral administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMETER CREDIT COMPANY

Date: January 21, 2025	By:	/s/ Vishal Sheth
	Name:	Vishal Sheth
	Title:	Chief Financial Officer